Exhibit 99

Universal Electronics Reports Financial Results for the Second Quarter 2023

SCOTTSDALE, AZ – August 3, 2023 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three and six months ended June 30, 2023.

“In the second quarter of 2023, sales met and the bottom-line exceeded our expectations,” said Paul Arling, UEI’s chairman and CEO. “Our patented, leading wireless control technology delivers interoperability that is desired in more and more applications throughout the connected home. New and repeat customers continue to select UEI’s innovation, quality, and service, and customer project awards are growing, particularly in climate control, home automation, and security.”

UEI’s CFO Bryan Hackworth added, “We have been implementing our strategy to improve margins and operating efficiencies by restructuring our manufacturing footprint to optimize capacity. Our new production facility in Vietnam commenced operations in the second quarter of 2023, as planned. Contingent upon our Vietnam facility reaching its production targets, we intend to close our southwestern China factory by the fourth quarter of 2023. This action will reduce overhead costs while lowering our concentration risk in China. These strategic initiatives position us to drive bottom-line improvements.”
Financial Results for the Three Months Ended June 30: 2023 Compared to 2022
•GAAP net sales were $107.4 million, compared to $139.1 million; Adjusted Non-GAAP net sales were $107.4 million, compared to $139.1 million.
•GAAP gross margins were 22.9%, compared to 28.3%; Adjusted Non-GAAP gross margins were 25.4%, compared to 29.1%.
•GAAP operating loss was $9.1 million, compared to GAAP operating income of $5.5 million; Adjusted Non-GAAP operating loss was $1.9 million, compared to Adjusted Non-GAAP operating income of $10.1 million.
•GAAP net loss was $10.4 million, or $0.81 per share, compared to GAAP net income of $3.0 million or $0.23 per diluted share; Adjusted Non-GAAP net loss was $0.8 million, or $0.06 per share, compared to Adjusted Non-GAAP net income of $8.4 million, or $0.66 per diluted share.
•At June 30, 2023, cash and cash equivalents were $55.8 million.
Financial Results for the Six Months Ended June 30: 2023 Compared to 2022
•GAAP net sales were $215.8 million, compared to $271.5 million; Adjusted Non-GAAP net sales were $215.8 million, compared to $271.5 million.
•GAAP gross margins were 22.9%, compared to 27.9%; Adjusted Non-GAAP gross margins were 25.4%, compared to 29.0%.
•GAAP operating loss was $68.7 million, compared to GAAP operating income of $4.9 million; Adjusted Non-GAAP operating loss was $5.5 million, compared to Adjusted Non-GAAP operating income of $18.0 million.
•GAAP net loss was $71.8 million, or $5.61 per share, compared to GAAP net income of $0.1 million or $0.01 per diluted share; Adjusted Non-GAAP net loss was $4.3 million, or $0.34 per share, compared to Adjusted Non-GAAP net income of $14.5 million, or $1.13 per diluted share.
Financial Outlook
For the third quarter of 2023, the company expects GAAP net sales to range between $108.0 million and $118.0 million, compared to $148.5 million in the third quarter of 2022. GAAP loss per share for the third quarter of 2023 is expected to range from $0.73 to $0.63, compared to GAAP earnings per diluted share of $0.57 in the third quarter of 2022.
For the third quarter of 2023, the company expects Adjusted Non-GAAP net sales to range from $108.0 million and $118.0 million, compared to $148.5 million in the third quarter of 2022. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.02 to $0.12, compared to $1.00 in the third quarter of 2022. The third quarter 2023 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.75 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, August 3, 2023 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its second quarter 2023 earnings results, review recent activity and answer questions. To attend the call please register at https://register.vevent.com/register/BIc33f1e0b79fa422a941871408891a305 to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, stock-based compensation expense, and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, costs associated with certain litigation efforts, goodwill impairment and employee related restructuring costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP earnings (loss) per diluted share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices and designs, develops, manufactures, ships and supports hardware and software control and sensor technology solutions. UEI partners with many Fortune 500 customers, including Comcast, Vivint Smart Home, Samsung, LG, Sony and Daikin to serve video, telecommunications, security service providers, television, smart home and HVAC system manufacturers. For over 37 years, UEI has been pioneering breakthrough innovations such as voice control and QuickSet cloud, the world's leading platform for automated set-up and control of devices in the home. For more information, visit www.uei.com.
Contacts
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777
Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2022 and the periodic reports filed and furnished since then. Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver products and technologies that will be accepted by our customers, both near- and long-term; our ability to attract new customers and to successfully capture sales in all markets we serve, including in the connected home market as anticipated by management; our ability to successfully restructure our manufacturing footprint and achieve the optimization, lower concentration risks, and production facility in the time frame and to the extent expected by management, including management’s plan to shut down an existing China facility which would result in the Company recording an impairment charge and severance expense in an amount believed by management to be material; our ability to manage through the continued supply chain constraints, inflationary pressures and macroeconomic conditions, including continued lower consumer spending; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency, product line management, liquidity requirements, capital expenditures and other investment spending expectations; the continued fluctuation in our market capitalization; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters or other events beyond our control, public health crises (including an outbreak of infectious disease), governmental actions, including the effects of political unrest, war (including the conflict between Russia and Ukraine), or terrorist activities; the effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of August 3, 2023, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$55,823	$66,740
Accounts receivable, net	104,767	112,346
Contract assets	5,963	7,996
Inventories	105,858	140,181
Prepaid expenses and other current assets	5,731	6,647
Income tax receivable	2,591	4,130
Total current assets	280,733	338,040
Property, plant and equipment, net	58,221	62,791
Goodwill	—	49,085
Intangible assets, net	25,446	24,470
Operating lease right-of-use assets	20,327	21,599
Deferred income taxes	5,487	6,242
Other assets	1,727	1,936
Total assets	$391,941	$504,163
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$47,860	$71,373
Line of credit	75,000	88,000
Accrued compensation	19,848	20,904
Accrued sales discounts, rebates and royalties	4,763	6,477
Accrued income taxes	2,807	5,585
Other accrued liabilities	23,897	24,134
Total current liabilities	174,175	216,473
Long-term liabilities:
Operating lease obligations	14,222	15,027
Deferred income taxes	2,071	2,724
Income tax payable	723	723
Other long-term liabilities	751	810
Total liabilities	191,942	235,757
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 25,254,230 and 24,999,951 shares issued on June 30, 2023 and December 31, 2022, respectively	253	250
Paid-in capital	332,259	326,839
Treasury stock, at cost, 12,353,278 and 12,295,305 shares on June 30, 2023 and December 31, 2022, respectively	(369,049)	(368,194)
Accumulated other comprehensive income (loss)	(22,388)	(21,187)
Retained earnings	258,924	330,698
Total stockholders’ equity	199,999	268,406
Total liabilities and stockholders’ equity	$391,941	$504,163

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net sales	$107,391	$139,101	$215,768	$271,511
Cost of sales	82,774	99,730	166,458	195,872
Gross profit	24,617	39,371	49,310	75,639
Research and development expenses	8,484	8,637	16,844	16,443
Selling, general and administrative expenses	25,265	25,237	52,047	54,260
Goodwill impairment	—	—	49,075	—
Operating income (loss)	(9,132)	5,497	(68,656)	4,936
Interest income (expense), net	(1,097)	(183)	(2,072)	(479)
Other income (expense), net	(702)	(694)	(916)	(334)
Income (loss) before provision for (benefit from) income taxes	(10,931)	4,620	(71,644)	4,123
Provision for (benefit from) income taxes	(520)	1,632	130	4,045
Net income (loss)	$(10,411)	$2,988	$(71,774)	$78

Earnings (loss) per share:
Basic	$(0.81)	$0.24	$(5.61)	$0.01
Diluted	$(0.81)	$0.23	$(5.61)	$0.01
Shares used in computing earnings (loss) per share:
Basic	12,860	12,659	12,804	12,736
Diluted	12,860	12,715	12,804	12,847

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

		Six Months Ended June 30,
		2023	2022
Cash flows from operating activities:
Net income (loss)		$(71,774)	$78
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization		11,707	12,155
Provision for credit losses		3	(204)
Deferred income taxes		142	1,227
Shares issued for employee benefit plan		725	626
Employee and director stock-based compensation		4,698	5,136
Impairment of goodwill		49,075	—
Impairment of long-term assets	49	49	—
Changes in operating assets and liabilities:
Accounts receivable and contract assets		10,586	(5,195)
Inventories		33,195	(16,287)
Prepaid expenses and other assets		2,615	1,329
Accounts payable and accrued liabilities		(26,542)	(15,001)
Accrued income taxes		(1,224)	(948)
Net cash provided by (used for) operating activities		13,255	(17,084)
Cash flows from investing activities:
Purchase of term deposit		—	(7,487)
Acquisition of net assets of Qterics, Inc.		—	(939)
Acquisitions of property, plant and equipment		(5,807)	(5,482)
Acquisitions of intangible assets		(3,295)	(3,019)
Net cash provided by (used for) investing activities		(9,102)	(16,927)
Cash flows from financing activities:
Borrowings under line of credit		25,000	62,000
Repayments on line of credit		(38,000)	(30,000)
Treasury stock purchased		(855)	(11,211)
Net cash provided by (used for) financing activities		(13,855)	20,789
Effect of foreign currency exchange rates on cash and cash equivalents		(1,215)	(1,461)
Net increase (decrease) in cash and cash equivalents		(10,917)	(14,683)
Cash and cash equivalents at beginning of period		66,740	60,813
Cash and cash equivalents at end of period		$55,823	$46,130

Supplemental cash flow information:
Income taxes paid		$3,956	$3,466
Interest paid		$3,843	$623

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net sales:
Net sales - GAAP	$107,391	$139,101	$215,768	$271,511
Adjusted Non-GAAP net sales	$107,391	$139,101	$215,768	$271,511

Cost of sales:
Cost of sales - GAAP	$82,774	$99,730	$166,458	$195,872
Excess manufacturing overhead and factory transition costs (1)	(2,616)	(1,026)	(5,401)	(2,934)
Stock-based compensation expense	(26)	(40)	(62)	(79)
Adjustments to acquired tangible assets (2)	(61)	(60)	(121)	(121)
Adjusted Non-GAAP cost of sales	80,071	98,604	160,874	192,738
Adjusted Non-GAAP gross profit	$27,320	$40,497	$54,894	$78,773

Gross margin:
Gross margin - GAAP	22.9%	28.3%	22.9%	27.9%
Excess manufacturing overhead and factory transition costs (1)	2.4%	0.7%	2.4%	1.1%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjustments to acquired tangible assets (2)	0.1%	0.1%	0.1%	0.0%
Adjusted Non-GAAP gross margin	25.4%	29.1%	25.4%	29.0%

Operating expenses:
Operating expenses - GAAP	$33,749	$33,874	$117,966	$70,703
Stock-based compensation expense	(2,132)	(2,596)	(4,636)	(5,056)
Amortization of acquired intangible assets	(284)	(301)	(570)	(576)
Litigation costs (3)	(270)	(605)	(1,428)	(4,264)
Goodwill impairment (4)	—	—	(49,075)	—
Employee related restructuring	(1,886)	—	(1,886)	—
Adjusted Non-GAAP operating expenses	$29,177	$30,372	$60,371	$60,807

Operating income (loss):
Operating income (loss) - GAAP	$(9,132)	$5,497	$(68,656)	$4,936
Excess manufacturing overhead and factory transition costs (1)	2,616	1,026	5,401	2,934
Stock-based compensation expense	2,158	2,636	4,698	5,135
Adjustments to acquired tangible assets (2)	61	60	121	121
Amortization of acquired intangible assets	284	301	570	576
Litigation costs (3)	270	605	1,428	4,264
Goodwill impairment (4)	—	—	49,075	—
Employee related restructuring	1,886	—	1,886	—
Adjusted Non-GAAP operating income (loss)	$(1,857)	$10,125	$(5,477)	$17,966

Adjusted pro forma operating income (loss) as a percentage of net sales	(1.7)%	7.3%	(2.5)%	6.6%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income (loss):
Net income (loss) - GAAP	$(10,411)	$2,988	$(71,774)	$78
Excess manufacturing overhead and factory transition costs (1)	2,616	1,026	5,401	2,934
Stock-based compensation expense	2,158	2,636	4,698	5,135
Adjustments to acquired tangible assets (2)	61	60	121	121
Amortization of acquired intangible assets	284	301	570	576
Litigation costs (3)	270	605	1,428	4,264
Goodwill impairment (4)	—	—	49,075	—
Employee related restructuring	1,886	—	1,886	—
Foreign currency net (gain)/loss	744	279	1,176	(58)
Income tax provision on adjustments	1,582	506	3,102	1,414
Adjusted Non-GAAP net income (loss)	$(810)	$8,401	$(4,317)	$14,464

Diluted shares used in computing earnings (loss) per share:
GAAP	12,860	12,715	12,804	12,847
Adjusted Non-GAAP	12,860	12,715	12,804	12,847

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.81)	$0.23	$(5.61)	$0.01
Total adjustments	$0.75	$0.43	$5.27	$1.12
Adjusted Non-GAAP diluted earnings (loss) per share	$(0.06)	$0.66	$(0.34)	$1.13

(1)The three and six months ended June 30, 2023 and 2022 include unabsorbed manufacturing overhead costs resulting from the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are manufactured, exacerbated by a subsequent decline in production volume. These products destined for the U.S. market were previously manufactured in China. In addition, for the three and six months ended June 30, 2023, we incurred normal start-up costs such as idle labor and training associated with our new factory in Vietnam which commenced operations in the latter part of June 2023.
(2)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(3)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including three Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board as well as other non-recurring legal matters.
(4)During the six months ended June 30, 2023, we recorded a goodwill impairment charge of $49.1 million as a result of our market capitalization being significantly less than the carrying value of our equity.

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL OUTLOOK AND FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,
	2023		2022
	Low Range	High Range	Actual
Net sales:
Net sales - GAAP	$108,000	$118,000	$148,482
Total adjustments (1)	—	—	—
Adjusted Non-GAAP net sales	$108,000	$118,000	$148,482

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.73)	$(0.63)	$0.57
Total adjustments (2)	$0.75	$0.75	$0.43
Adjusted Non-GAAP diluted earnings per share	$0.02	$0.12	$1.00
(1)The three months ended September 30, 2023 and 2022 do not include any Non-GAAP adjustments to net sales.
(2)The three months ended September 30, 2023 and 2022 includes adjustments for excess manufacturing overhead costs, factory transition costs, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions, amortization of acquired intangibles, costs associated with certain litigation efforts, foreign currency gains and losses and the related tax impact of these adjustments.